EXHIBIT 10.56





                         AMERICAN LEISURE HOLDINGS, INC.

                                WARRANT AGREEMENT
                                -----------------

                                                          Date:  June  28,  2005
                                                Effective  Date:  July  1,  2004

To  Whom  It  May  Concern:

AMERCIAN LEISURE HOLDINGS, INC. ("Company"), for value received, hereby agrees to issue common stock purchase warrants entitling GENE PRESCOTT ("Holder") and his assigns to purchase an aggregate of 100,000 shares of the Company's common stock ("Common Stock") which vest according to the following schedule: 1) a warrant to purchase 50,000 shares vests on the Effective Date set forth above; and, provided that Holder continues as either a member of the advisory board or a Director of the Company without resigning, refusing to stand for re-election or being terminated or removed with or without cause, 2) a warrant to purchase 25,000 shares will vest on July 1, 2005; and 3) a warrant to purchase 25,000 shares will vest on July 1, 2006. Such warrants will be evidenced by a warrant certificate in the form attached hereto as Schedule 1, Schedule 1.1 and Schedule
1.2 (each of such instruments being hereinafter referred to as a "Warrant," and such Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrant"). The Warrant is (and will be) issued in consideration for Holder's services (and continued services) as either a member of the advisory board or a Director of the Company. The number of shares of Common Stock purchasable upon exercise of the Warrant is subject to adjustment as provided in
Section 5 below. The Warrant will be exercisable by the Warrant Holder (as defined below) as to all or any lesser number of shares of Common Stock covered thereby, at an initial purchase price of $1.02 per share (the "Purchase Price"), subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below. The term "Warrant Holder" refers to the person whose name appears on the signature page of this Warrant Agreement and any transferee or transferees of any of them permitted by Section 2(a) below.

1.     REPRESENTATIONS  AND  WARRANTIES.
       --------------------------------

     The Company represents and warrants to you as follows:

     (a)  CORPORATE  AND  OTHER  ACTION.  The  Company  has  all requisite power
          -----------------------------
          and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrant and a certificate or certificates evidencing the Warrant, to authorize and reserve for issue and, upon payment from time to time of the Purchase Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrant ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrant. The Shares, when issued in accordance with this Warrant Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, each Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b)  NO  VIOLATION.  The  execution  and  delivery  of  this  Warrant
          -------------
          Agreement, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrant will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation, as amended, or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.     TRANSFER.
       --------

     (a)  TRANSFERABILITY  OF  WARRANT.  You  agree  that  the  Warrant is being
          ----------------------------
          acquired as an investment and not with a view to distribution thereof and that the Warrant may not be transferred, sold, assigned or hypothecated except as provided herein. The Holder agrees that the Warrant may only be transferred by will or by the laws of descent and distribution or for the benefit of one or more of the following members of the Holder's immediate family: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including, without limitation, to a trust for the benefit of the Holder and/or one or more of the foregoing members of the Holder's immediate family or a corporation, partnership or limited liability company established and controlled by the Holder and/or one or more of the foregoing members of the Holder's immediate family). You further acknowledge that the Warrant may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended (the "Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless you have provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrant shall bear an appropriate legend. Notwithstanding the foregoing, any request to transfer the Warrant must be accompanied by the Form of Assignment and Transfer attached hereto as Schedule 2 executed by the Warrant Holder.

     (b)  REGISTRATION  OF  SHARES.  You  agree  not  to  make any sale or other
          ------------------------
          disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless you have provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in this
          Section 2, shall bear an appropriate legend and be subject to a "stop-transfer" order. You further agree that you will not without the prior written consent of the Company, directly or indirectly, offer for sale, sell, assign, pledge, issue, distribute, grant any option or enter into any contract for sale of or otherwise dispose of (any such action being hereafter referred to as a "Transfer") more than 35,000 Shares during any twelve-month period and that certificates representing the Shares shall bear an appropriate legend regarding this limitation on Transfer. In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any Transfer of the Shares if such Transfer would constitute a violation or breach of this Section 2(b). The provisions of this Section 2(b) shall be binding on the Holder, the assigns, heirs, and personal representatives of the Holder and any person or entity to which the Holder may transfer the Warrant pursuant to
          Section 2(a) and shall be for the benefit of the Holder and the Company.

     (c)  PIGGYBACK  REGISTRATION  RIGHTS.  The  Company  covenants  and  agrees
          -------------------------------
          with the Holder that if, at any time within the period commencing on the date hereof and ending on June 30, 2006, it proposes to file a registration statement with respect to any class of equity or equity-related security (other than in connection with an offering to the Company's employees or in connection with an acquisition, merger or similar transaction) under the Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for the issuance or resale of the Shares, the Company will either include the Shares in such registration statement or give prompt written notice to the Holders at the address appearing on the records of the Company of its intention to file a registration statement and will offer to include in such registration statement, such number of Shares with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the giving of notice by the Company. The Holder and the Company acknowledge and understand that the Company will file a secondary registration on behalf of Stanford Venture Capital, Inc. ("Stanford"), that the inclusion of the Shares in such registration is subject to the prior approval of Stanford, and that Stanford may not approve the inclusion of the Shares, in which case, the Piggyback Registration Rights provided in this paragraph will continue pursuant to the terms of this paragraph for any subsequent primary or secondary registration.

3.     EXERCISE  OF  WARRANT,  PARTIAL  EXERCISE.
       -----------------------------------------

     (a)  EXERCISE  PERIOD.  This  Warrant  shall  expire  and  all  rights
          ----------------
          hereunder shall be extinguished five (5) years from the date on which such Warrant vests according to the Introductory Paragraph of this Warrant Agreement.

     (b)  EXERCISE  IN  FULL.  Subject  to  Section  3(a),  a  Warrant  may  be
          ------------------
          exercised in full by the Warrant Holder by surrender of the Warrant, with the Form of Subscription attached hereto as Schedule 3 executed by such Warrant Holder, to the Company c/o David M. Loev, Attorney at Law, 2777 Allen Parkway, Suite 1000, Houston, Texas, 77019, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of Shares represented by the respective Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).

     (c)  PARTIAL  EXERCISE.  Subject  to  Section  3(a),  each  Warrant  may be
          -----------------
          exercised in part by the Warrant Holder by surrender of the Warrant, with the Form of Subscription attached hereto as Schedule 3 at the end thereof duly executed by such Warrant Holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of Shares designated by the Warrant Holder in the Form of Subscription attached hereto as Schedule 3 to the Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor, in the name of the Warrant Holder subject to Section 2(a), calling in the aggregate for the purchase of the number of Shares equal to the number of such Shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such Shares designated by the Warrant Holder in the aforementioned form of subscription.

     (d)  PAYMENT  OF  PURCHASE  PRICE.  Payment  of  the  Purchase Price may be
          ----------------------------
          made by any of the following or a combination thereof, at the election of the Warrant Holder:

          (i) In cash, by wire transfer, by certified or cashier's check, or by money order; or

          (ii) In the event that the Shares have not been registered pursuant to Section 2(c), by delivery to the Company of an exercise notice that requests the Company to issue to the Warrant Holder the full number of shares as to which the Warrant is then exercisable, less the number of shares that have an aggregate Fair Market Value at the time of exercise, equal to the aggregate Purchase Price of the Shares to which such exercise relates. (This method of exercise allows the Warrant Holder to use a portion of the Shares issuable at the time of exercise as payment for the Shares to which the Warrant relates and is often referred to as a "cashless exercise." For example, if the Warrant Holder elects to exercise 1,000 Shares at an exercise price of $1.02 (or an aggregate Purchase Price of $1,020.00) and the current Fair Market Value of the shares on the date of exercise is $1.50, the Warrant Holder can use 680 of the 1,000 shares at $1.50 per share to pay for the exercise of such portion of the Warrant (680 x $1.50 = $1,020.00) and receive only the remaining 320 shares.)

     For purposes of this section, " Fair Market Value" shall be defined as the average closing price of the Common Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five (5) trading days prior to the date of exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

4.     DELIVERY  OF  STOCK  CERTIFICATES  ON  EXERCISE.
       -----------------------------------------------

     Any exercise of the Warrant pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrant together with the Form of Subscription and the payment for the aggregate Purchase Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within ten (10) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant Holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such Warrant Holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant Holder would otherwise be entitled, cash in an amount determined pursuant to
     Section 6(e). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the Warrant Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
     Section 5 below or otherwise.

5.     ADJUSTMENT  OF  PURCHASE  PRICE  AND  NUMBER  OF  SHARES  PURCHASABLE.
       ---------------------------------------------------------------------

     The Purchase Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a) In case the Company shall at any time after the date of this Warrant Agreement (i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock,
          (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Purchase Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Purchase Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) Upon each adjustment of the Purchase Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Purchase Price shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of the Warrant immediately prior to adjustment of the number of Shares by the Purchase Price in effect prior to adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

6.     FURTHER  COVENANTS  OF  THE  COMPANY.
       ------------------------------------

     (a)  DILUTION  OR  IMPAIRMENTS.  The  Company  will  not,  by  amendment of
          -------------------------
          its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger or dissolution, avoid or seek to avoid the observance or performance of any of the terms of the Warrant or of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution or other impairment. Without limiting the generality of the foregoing, the
          Company:

          (i) shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrant and shall take all necessary actions to ensure that the par value per share, if any, of the Common Stock (or Other Securities) is at all times equal to or less than the then effective Purchase Price per share; and

          (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Other Securities upon the exercise of the Warrant from time to time outstanding.

     (b)  TITLE  TO  STOCK.  All  Shares  delivered  upon  the  exercise  of the
          ----------------
          Warrant shall be validly issued, fully paid and nonassessable; each Warrant Holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (c)  EXCHANGE  OF  WARRANT.  Subject  to  Section  2(a)  hereof,  upon
          ---------------------
          surrender for exchange of any Warrant to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Warrant or like tenor, in the name of such holder or as such holder (upon payment by such Warrant holder of any applicable transfer taxes) may direct, calling in the aggregate for the purchase of the number of Shares called for on the face of the Warrant surrendered. The Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the registered holder thereof, subject to the provisions of Section 2(a), in person or by duly authorized attorney, upon surrender of the Warrant, duly endorsed, at the principal office of the Company.

     (d)  REPLACEMENT  OF  WARRANT.  Upon  receipt  of  evidence  reasonably
          ------------------------
          satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant Holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (e)  FRACTIONAL  SHARES.  No  fractional  Shares  are to be issued upon the
          ------------------
          exercise of any Warrant, but the Company shall round any fraction of a share to the nearest whole Share.

7.     OTHER  WARRANT  HOLDERS:  HOLDERS  OF  SHARES.
       ---------------------------------------------

     The Warrant is issued upon the following terms, to all of which each Warrant Holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself, herself or itself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his, her or its equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.     MISCELLANEOUS.
       -------------

     All notices, certificates and other communications from or at the request of the Company to any Warrant Holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant Holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as schedules, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. For purposes of this Warrant Agreement, a faxed signature shall constitute an original signature.

IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this 28th day of June, 2005, by a duly authorized representative of the Company.

                                 AMERICAN  LEISURE  HOLDINGS,  INC.

                                 By: /s/ Malcolm J. Wright
                                     -------------------------------
                                 Name:  Malcolm  J.  Wright
                                 Title:  Chief  Executive  Officer


                                 GENE  PRESCOTT


                                 /s/ Gene Prescott
                                 -----------------------------------
                                 Gene  Prescott

                                                                      SCHEDULE 1

                                     WARRANT
                                     -------

THIS WARRANT AND THE SHARES OF COMMON STOCK UNDELYING THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER: (A) THE
SECURITIES  ACT  OF  1933,  AS  AMENDED,  IN  RELIANCE  UPON THE EXEMPTIONS FROM
REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANT NOR THE UNDERLYING COMMON STOCK MAY BE TRANSFERRED OR, IN THE CASE OF THE WARRANT, EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS. TRANSFER OF THE UNDERLYING COMMON STOCK IS ALSO SUBJECT TO VOLUME LIMITATIONS AS PROVIDED IN THE WARRANT AGREEMENT.

                                                       To Purchase 50,000 Shares
                                                                 of Common Stock

                         AMERICAN LEISURE HOLDINGS, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares (the "Shares") set forth above of the common stock ("Common Stock"), of AMERICAN LEISURE HOLDINGS, INC. (the "Company") from the Company at the purchase price per share hereafter set forth below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash, by certified or bank cashier's check payable to the order of the Company or by wire transfer) for each Share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of June 28, 2005, with an effective date of July 1, 2004, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered  Owner:  Gene  Prescott                        Date:  June  14,  2005
                                                Effective  Date:  July  1,  2004

Purchase  Price
  Per  Share:        $1.02

Expiration  Date:    June  30,  2009,  5:00  p.m.  Eastern  Standard  Time.

WITNESS  the  signature  of  the  Company's  duly  authorized  representative:


                                 AMERICAN  LEISURE  HOLDINGS,  INC.

                                 By: /s/ Malcolm J. Wright
                                     -------------------------------
                                 Name:  Malcolm  J.  Wright
                                 Title:  Chief  Executive  Officer


                                 GENE  PRESCOTT


                                 /s/ Gene Prescott
                                 -----------------------------------
                                 Gene  Prescott

                                                                    SCHEDULE 1.1

                                     WARRANT
                                     -------

THIS WARRANT AND THE SHARES OF COMMON STOCK UNDELYING THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER: (A) THE
SECURITIES  ACT  OF  1933,  AS  AMENDED,  IN  RELIANCE  UPON THE EXEMPTIONS FROM
REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANT NOR THE UNDERLYING COMMON STOCK MAY BE TRANSFERRED OR, IN THE CASE OF THE WARRANT, EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS. TRANSFER OF THE UNDERLYING COMMON STOCK IS ALSO SUBJECT TO VOLUME LIMITATIONS AS PROVIDED IN THE WARRANT AGREEMENT.

                                                       To Purchase 25,000 Shares
                                                                 of Common Stock

                         AMERICAN LEISURE HOLDINGS, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares (the "Shares") set forth above of the common stock ("Common Stock"), of AMERICAN LEISURE HOLDINGS, INC. (the "Company") from the Company at the purchase price per share hereafter set forth below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash, by certified or bank cashier's check payable to the order of the Company or by wire transfer) for each Share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of June 28, 2005, with an effective date of July 1, 2004, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered  Owner:  Gene  Prescott                         Date:  July  1,  2005

Purchase  Price
  Per  Share:        $1.02

Expiration  Date:    June  30,  2010,  5:00  p.m.  Eastern  Standard  Time.

WITNESS  the  signature  of  the  Company's  duly  authorized  representative:


                                 AMERICAN  LEISURE  HOLDINGS,  INC.

                                 By: /s/ Malcolm J. Wright
                                     -------------------------------
                                 Name:  Malcolm  J.  Wright
                                 Title: Chief  Executive  Officer


                                 GENE  PRESCOTT


                                 /s/ Gene Prescott
                                 -----------------------------------
                                 Gene  Prescott

                                                                    SCHEDULE 1.2

                                     WARRANT
                                     -------

THIS WARRANT AND THE SHARES OF COMMON STOCK UNDELYING THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER: (A) THE
SECURITIES  ACT  OF  1933,  AS  AMENDED,  IN  RELIANCE  UPON THE EXEMPTIONS FROM
REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANT NOR THE UNDERLYING COMMON STOCK MAY BE TRANSFERRED OR, IN THE CASE OF THE WARRANT, EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS. TRANSFER OF THE UNDERLYING COMMON STOCK IS ALSO SUBJECT TO VOLUME LIMITATIONS AS PROVIDED IN THE WARRANT AGREEMENT.

                                                       To Purchase 25,000 Shares
                                                                 of Common Stock

                         AMERICAN LEISURE HOLDINGS, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares (the "Shares") set forth above of the common stock ("Common Stock"), of AMERICAN LEISURE HOLDINGS, INC. (the "Company") from the Company at the purchase price per share hereafter set forth below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash, by certified or bank cashier's check payable to the order of the Company or by wire transfer) for each Share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of June 28, 2005, with an effective date of July 1, 2004, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered  Owner:  Gene  Prescott                         Date:  July  1,  2006

Purchase  Price
  Per  Share:       $1.02

Expiration  Date:   June  30,  2011,  5:00  p.m.  Eastern  Standard  Time.

WITNESS  the  signature  of  the  Company's  duly  authorized  representative:


                                 AMERICAN  LEISURE  HOLDINGS,  INC.

                                 By: /s/ Malcolm J. Wright
                                     -------------------------------
                                 Name:  Malcolm  J.  Wright
                                 Title: Chief  Executive  Officer


                                 GENE  PRESCOTT


                                 /s/ Gene Prescott
                                 -----------------------------------
                                 Gene  Prescott